Adjusting items included in results of associates and joint ventures	6 Months Ended
Jun. 30, 2023
Adjusting Items Included In Results Of Associates And Joint Ventures [Abstract]
Adjusting items included in results of associates and joint ventures
Adjusting items included in results of associates and joint ventures
Adjusting items included in results of associates and joint ventures was a charge of £15 million in the first six months of 2023 (30 June 2022: £62 million), mainly related to:
–A gain of £16 million (30 June 2022: £8 million gain) as the Group’s interest in ITC decreased from 29.19% in 2022 to 29.12% as a result of ITC issuing ordinary shares under the company’s Employees Share Option Scheme. The issue of these shares and change in the Group’s share of ITC resulted in a deemed partial disposal; and
–An impairment charge with respect to the investment in Organigram. Management assessed the carrying value of the Group’s investment in Organigram Holdings Inc., due to the continued deterioration in the investment's market capitalisation which Management identified as an impairment trigger. As part of this exercise, Management took into consideration:
–Organigram’s share price as at 30 June 2023;
–internal value-in-use calculations;
–external trading multiples; and
–broker forecasts.
As a result of this analysis, it was concluded that a further impairment charge of £35 million (or £33 million net of tax) was required against the carrying value of the investment in associate, with the recoverable amount as at 30 June 2023 being £33 million. In 2022, the Group recorded an impairment charge of £65 million (or £59 million net of tax) against the carrying value of Organigram Holdings Inc.
The share of post-tax results of associates and joint ventures is after the adjusting items noted above, which are excluded from the calculation of adjusted earnings per share as set out on page 36.